SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed  by  the  Registrant   /X/

Filed  by  a  Party  other  than  the  Registrant  /  /

Check  the  appropriate  box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12


                            COMMUNITY WEST BANCSHARES

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment  of  Filing  Fee  (Check  the  appropriate  box)  :

/X/   No  fee  Required.

/ /   Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-1862

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2002

                          ---------------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Community West Bancshares (the "Company") will be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 23, 2002, at 6:00 p.m. Pacific Daylight Time (the "Meeting"), for the purpose of considering and voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

                   Michael  A.  Alexander     John  D.  Illgen
                   Robert  H.  Bartlein       Lynda  Nahra
                   Jean  W.  Blois            William  R.  Peeples
                   Stephen  W.  Haley         James  R  Sims,  Jr.

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 19, 2002, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     The Bylaws of the Company provide for the nomination of directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.

                              By  Order  of  the  Board  of  Directors

April  26,  2002              Michel  Nellis,  Secretary

                           ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: STEPHEN W. HALEY, PRESIDENT AND CHIEF OPERATING OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CALIFORNIA 93117-3474, TELEPHONE (805) 692-1862, ON THE COMPANY'S WEBSITE AT WWW.COMMUNITYWEST.COM AND ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474

                          ---------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2002

                          ---------------------------

                       SOLICITATION AND VOTING OF PROXIES

     Community West Bancshares (the "Company") is furnishing this proxy to its shareholders in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders, to be held on Thursday, May 23, 2002 at 6:00 p.m. Pacific Daylight Time at the Holiday Inn, 5650 Calle Real, Goleta, California 93117 (the "Meeting"), and at any and all adjournments thereof. The Company's 2001 Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2001 accompanies this Proxy Statement, which is first being mailed to record holders on or about April 26, 2002.

     Regardless of the number of shares of Common Stock owned, it is important that the shareholders of a majority of shares be represented by proxy or present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope. Shareholders are to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "AUTHORITY GIVEN" for the election of the nominees for directors named in this Proxy Statement. If any other business is properly presented at the Meeting, the proxy will be voted in accordance with the recommendations of the Company's Board of Directors.

     Other than the matters set forth on the attached Notice of the Meeting, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers the designated proxy holder's discretionary authority to vote the shares in accordance with the recommendations of the Company's Board of Directors on such other business, if any, that may properly come before the Meeting and at any adjournments thereof, including whether or not to adjourn the Meeting.

     You may revoke your proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

     The  following  matter  will  be  considered and voted upon at the Meeting:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

                   Michael  A.  Alexander     John  D.  Illgen
                   Robert  H.  Bartlein       Lynda  Nahra
                   Jean  W.  Blois            William  R.  Peeples
                   Stephen  W.  Haley         James  R  Sims,  Jr.

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by directors, officers and employees of the Company, and its wholly owned subsidiary, Goleta National Bank ("Goleta"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

     The securities that may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting. The close of business on April 19, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,690,224 shares. In connection with the election of directors, shares shall be voted cumulatively if a candidate's or candidates' name(s) have been properly placed in nomination prior to voting and the shareholder has properly given notice of the intention to vote cumulatively. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. The total number of votes may be cast for one nominee or may be distributed among as many nominees, or in such proportions, as the shareholder so directs.

     Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are, however, counted towards a quorum.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

     Except as set forth below, Management of the Company does not know of any person who owns beneficially or of record, more than 5% of the Company's outstanding Common Stock. The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by persons known to own more than 5% of the Company's outstanding stock, by the Company's directors and executive officers, and by all directors and executive officers of the Company as a group.

     Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

                                       NUMBER OF SHARES OF    NUMBER OF SHARES   PERCENT OF CLASS
                                          COMMON STOCK       SUBJECT TO VESTED     BENEFICIALLY
NAME AND TITLE                        BENEFICIALLY OWNED(1)   STOCK OPTIONS(2)       OWNED(2)
------------------------------------  ---------------------  ------------------  -----------------

MICHAEL A. ALEXANDER,                               126,717              13,341              2.46%
  Chairman Of The Board

MOUNIR R. ASHAMALLA,                                 97,391              13,341              1.94%
  Director

ROBERT H. BARTLEIN,                                 125,762              13,341              2.44%
  Director

JEAN W. BLOIS,                                       50,824              24,895              1.32%
  Director

CYNTHIA HOOPER,                                       9,600                   -                 *
  Senior Vice President, Goleta
  National Bank

JOHN D. ILLGEN,                                      46,956              27,755              1.31%
  Director

INVESTORS OF AMERICA LIMITED                        375,000                   -              6.60%
  PARTNERSHIP
  135 North Meramec
  Clayton, MO  63105

BERNIE MERRY,                                             -              10,100                 *
  Senior Vice President,
  Goleta National Bank

LYNDA NAHRA,                                          1,350              11,900              0.23%
  Director, President, Goleta
  National Bank

MICHEL NELLIS,                                       45,761              27,755              1.29%
  Secretary And Director

WILLIAM R. PEEPLES,                                 841,129(3)           13,341             14.98%
  Vice Chairman of the Board

BOB ROTHENBERG,                                           -               1,800                 *
  Senior Vice President,
  Goleta  National Bank

JAMES R. SIMS, JR.,                                  29,141              27,755              1.00%
  Director

ALL DIRECTORS AND EXECUTIVE                       1,374,631             185,324             27.35%
  OFFICERS AS A GROUP (12 in Number)


                                        6

*    Less  than  1%

(1) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(2) Shares subject to options held by directors or executive officers that were exercisable within 60 days after the Record Date ("vested") are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(3) Includes 273,100 shares held by Mr. Peeples' spouse, concerning which Mr. Peeples disclaims beneficial ownership.

PROPOSAL  1.

                              ELECTION OF DIRECTORS

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The Company's Bylaws provide that the authorized number of directors shall be not less than six nor more than 11, with the exact number of directors fixed from time to time by resolution of a majority of the Board of Directors or by resolution of the Shareholders. The number of directors is currently fixed at
11. On the effective date of the Meeting, the number of directors shall be reduced to eight by action of a majority of the Board of Directors.

     At the Meeting eight persons will be elected to serve as directors of the Company until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified. The eight persons named below, all of whom are currently directors of the Company, have been nominated by the Board of Directors for re-election. A Proxy that is submitted with the instruction "AUTHORITY GIVEN" or without instructions will be voted in such a way as to effect the election of all eight nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     The  following  persons  have  been  nominated for election by the Board of
Directors:

                   Michael  A.  Alexander     John  D.  Illgen
                   Robert  H.  Bartlein       Lynda  Nahra
                   Jean  W.  Blois            William  R.  Peeples
                   Stephen  W.  Haley         James  R  Sims,  Jr.

     Two directors, Dr. Ashamalla and Ms. Nellis, have declined to stand for re-election. Since the last Annual Meeting, two directors resigned before the end of their terms, Richard M. Sanborn and Llewelyn W. Stone, both of whom resigned in 2001. Mr. Haley was appointed by the board of directors to fill the vacancy created by the resignation of Mr. Sanborn.

     None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the directors and executive officers of the Company, nor do any of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

     The following table sets forth, as of the Record Date, the names and certain other information concerning the directors of the Company, including each of the persons nominated by the Board of Directors for re-election as directors of the Company.

                                                                  YEAR FIRST
                                                                  ELECTED OR
`                                                                  APPOINTED     YEAR FIRST ELECTED
                                 BUSINESS EXPERIENCE DURING     DIRECTOR OF THE     OR APPOINTED
NAME AND TITLE            AGE        THE PAST FIVE YEARS            COMPANY      DIRECTOR OF GOLETA
------------------------  ---  -------------------------------  ---------------  ------------------
MICHAEL A. ALEXANDER,      71  Chairman of Utilicom Corp.                  1997                1989
 Chairman of the Board         since 1994.  (Electronics).

MOUNIR R. ASHAMALLA,       64  Oral-Maxillo-Facial Surgeon                 1997                1989
Director

ROBERT H. BARTLEIN,        54  President of Bartlein Group,                1997                1989
Director                       Inc. and Bartlein & Company,
                               Inc. (Real estate management).

JEAN W. BLOIS,             74  Independent consultant.                     1997                1989
Director

STEPHEN W. HALEY (1),      48  President and Chief Operating               2002                2002
Director, President and        Officer of Community West
Chief Operating Officer        Bancshares; Senior Vice
                               President, Finance and Risk
                               Management, United PanAm
                               Financial Corporation (1997-
                               2001); CFO United PanAm
                               Mortgage Corp. (1998-2000).

JOHN D. ILLGEN,            57  President and Chairman of                   1997                1989
Director                       Illgen Simulation
                               Technologies, Inc. (Computer
                               software simulations).

LYNDA NAHRA, (1)           51  President of Goleta National                2001                2000
Director, President of         Bank; Regional President
Goleta National Bank           Goleta National Bank; COO
                               Goleta National Bank (1997-
                               Present); Vice President
                               Business Sales Manager,
                               WestAmerica Bank (1996-
                               1997); Vice President, Team
                               Leader, First Interstate Bank,
                               Private Banking Services
                               (1995-1996).

MICHEL NELLIS,             54  Partner, Nellis Associates                  1997                1989
Director, Secretary            (financial services)

WILLIAM R. PEEPLES,        59  Private investor.                           1997                1989
Vice Chairman of the
Board

JAMES R. SIMS, JR.,        65  Realtor.                                    1997                1989
Director

--------------------------------
(1)     Also  an  executive  officer  of  the  Company.
(2)     Mr.  Haley  began  serving  as  President  and  COO  of  the  Company on September 1, 2001.
(3)     Mr.  Stone  served  as  President  and  CEO  of  the  Company  until  September  1,  200l.

     The following table sets forth, as of the Record Date, the names and certain other information concerning the executive officers of the Company, in addition to those executive officers who are nominated for election as directors and appear in the table above.


                                           BUSINESS EXPERIENCE DURING         YEAR FIRST SERVING
NAME AND TITLE                   AGE           THE PAST FIVE YEARS                COMPANY
-------------------------------  ---   -------------------------------------  ------------------

CYNTHIA HOOPER                    39  Senior Vice President, SBA Loan                      1997
  Senior Vice President, SBA          Specialist, Goleta National Bank
  Loan Specialist, Goleta             (1998 to present) Vice President, SBA
  National Bank                       Loan Specialist, Goleta National Bank
                                      (1989-1998).

BERNIE MERRY                      54  Senior Vice President, Alternative                   1998
  Senior Vice President,              Mortgage Products and Mortgage
  Alternative Mortgage Products       Division Manager, Goleta National
  and Mortgage Division               Bank (2001 to present); Senior Vice
  Manager, Goleta National Bank       President, Alternative Mortgage
                                      Products Manager  (2000-2001); Vice
                                      President, HUD Administrator (1998-
                                      2000); Assistant Vice President,
                                      Cityscape Mortgage (1996-1997).

BOB ROTHENBERG                    59  Senior Vice President, Credit                        1998
  Senior Vice President, Credit       Administrator, Goleta National Bank
  Administrator, Goleta National      (1998 to present); Credit
  Bank                                Administrator, Montecito Bank &
                                      Trust (1992-1998).

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS  AND  COMMITTEES

     The Board of Directors of the Company met 17 times (14 regular meetings and three special meetings) during the year ended December 31, 2001, and had the following standing committees which met during the year: the Audit Committee and the Compensation Committee. The Company does not have a nominating committee. In addition, the Company's directors served on the Board of Directors of Goleta, including the various committees established by that subsidiary. During 2001, none of the Company's directors attended less than 75% of the Company's board meetings and meetings of committees on which they served.

     The  Audit Committee is composed of four members of the Board of Directors:
Messrs. Alexander, Peeples and Sims, and Ms. Nellis. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent accountants. The Audit Committee met twice during 2001.

     The Compensation Committee, which is currently composed of four members of the Board of Directors; Messrs. Alexander, Illgen and Peeples, and Ms. Blois.
The Committee is responsible for deciding executive compensation. The Compensation Committee met twice in 2001.

DIRECTORS'  COMPENSATION

     In 2001, the Company's directors were paid for attendance at Company Board meetings at the rate of $500 for each regular Board meeting (with the Chairmen receiving $750); and, for all directors except Messrs. Sanborn and Stone and Ms. Nahra, $150 for each committee meeting.

AUDIT  COMMITTEE  REPORT

          The Board of Directors maintains an Audit Committee comprised of four of the Company's directors. Each member of the Audit Committee meets the independence and experience requirements of the Nasdaq Stock Market. The Audit Committee assists the Board of Directors in monitoring the accounting, auditing and financial reporting practices of the Company.

          The Audit Committee operates under a written charter, which was last amended and restated on April 25, 2002 and is assessed annually for adequacy by the Audit Committee. A copy of the charter is attached to this Proxy Statement as Appendix A. The Audit Committee held four meetings during fiscal 2001. Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

     - Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2001; and

     - Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

          The Company's independent public accountants, Arthur Andersen LLP ("Andersen") are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

     - Discussed with Andersen the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"); and

     - Received and discussed with Andersen the written disclosures and the letter from Andersen required by Independent Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and reviewed and discussed with Andersen whether the rendering of the non-audit services provided by them to the Company during fiscal 2001 was compatible with their independence.

          In addition, the Company received a letter from Andersen to the effect that Andersen's audit of the Company was subject to its quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Andersen personnel working on the audit and the availability of national office consultation.

          In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

          Based upon the reviews and discussions described above, and the report of Andersen, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Dated:  April  25,  2002               THE  AUDIT  COMMITTEE

                                       Michael  A.  Alexander
                                       Michel  Nellis
                                       William  R.  Peeples
                                       James  R.  Sims,  Jr.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The Compensation Committee (the "Committee") is made up of four directors, Messrs. Alexander, Illgen and Peeples, and Ms. Blois, none of whom serve as an officer of the Company or of its subsidiaries. The Company's executive officers have represented to the Company that none of them served on the board of directors or compensation committee, or in an equivalent capacity, of another entity.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs, and for administering the compensation of the Company's executive and senior officers.

     The Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the president; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board of Directors in its role in establishing objectives regarding executive compensation. The Committee's overall compensation philosophy is as follows:
(i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards and stock option awards, as well as benefits under employee benefit plans. Salary levels recommended by the Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     In establishing executive compensation for the presidents, the Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. Excluded from the Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity, or the imposition of changes in generally accepted accounting principles.

     In determining Mr. Haley and Ms. Nahra's bonuses, the Committee considered the amount of time these executives had been with the Company and general industry customs.

     The Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

Dated:  April  25,  2002               THE  COMPENSATION  COMMITTEE
                                       Michael  A.  Alexander
                                       Jean  W.  Blois
                                       John  D.  Illgen
                                       William  R.  Peeples

EXECUTIVE  COMPENSATION

     The following table sets forth, for the years ended December 31, 2001, 2000 and 1999, the cash compensation paid or payable by the Company and its Subsidiaries to the Chief Executive Officer, the other four most highly compensated executive officers serving the Company on December 31, 2001, one additional person serving as president of the Company, and one additional executive officer who resigned prior to December 31, 2001 (collectively, the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE


                                       Annual Compensation
                                      -----------------------
Name And Principal Position           Year   Salary    Bonus
------------------------------------  ----  --------  -------
------------------------------------  ----  --------  -------
LLEWELLYN W. STONE (1)                2001  $147,833        -
                                      ----  --------  -------
  President, Chief Executive Officer  2000  $175,000  $60,000
                                      ----  --------  -------
                                      1999  $175,000        -
------------------------------------  ----  --------  -------
STEPHEN W. HALEY (2)                  2001  $103,750  $10,000
                                      ----  --------  -------
  President, Chief Operating Officer     -         -        -
                                      ----  --------  -------
                                         -         -        -
------------------------------------  ----  --------  -------
LYNDA NAHRA,                          2001  $129,167  $25,000
                                      ----  --------  -------
  President, Chief                    2000  $101,458  $23,577
                                      ----  --------  -------
  Executive Officer, Goleta National  1999  $103,227        -
  Bank
------------------------------------  ----  --------  -------

BERNIE MERRY                          2001  $131,016  $15,000
                                      ----  --------  -------
  Senior Vice President, Alternative  2000  $126,450  $ 5,000
                                      ----  --------  -------
  Mortgage Products and Mortgage      1999  $121,000  $ 2,500
  Division Manager, Goleta National
  Bank
------------------------------------  ----  --------  -------
BOB ROTHENBERG                        2001  $118,917  $ 5,000
                                      ----  --------  -------
  Senior Vice President, Credit       2000  $112,250  $ 5,000
                                      ----  --------  -------
  Administrator,Goleta National Bank  1999  $ 74,295        -
------------------------------------  ----  --------  -------
CYNTHIA HOOPER                        2001  $123,630        -
                                      ----  --------  -------
  Senior Vice President, SBA Loan     2000  $112,918        -
                                      ----  --------  -------
  Specialist, Goleta National Bank    1999  $112,850        -
------------------------------------  ----  --------  -------
LYNDA PULLON RADKE (3)                2001  $191,438        -
                                      ----  --------  -------
  Senior Vice President and Chief     2000  $110,000  $25,000
                                      ----  --------  -------
  Financial Officer                   1999  $ 86,408        -
------------------------------------  ----  --------  -------

--------------------------------

     (1) Mr. Stone was the President and CEO of the Company from January 2001 to September 1, 2001.

     (2) Mr. Haley was the President and COO of the Company from September 1, 2001.

     (3) Ms. Radke resigned as Senior Vice President and Chief Financial Officer, effective November 30, 2001. Listed 2001 salary includes severance payments.

STOCK  OPTIONS

     In connection with the bank-holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (the "1997 Plan") providing for the issuance of up to 924,398(1) shares. As of the Record Date 190,363 options had been exercised and options for 432,624 shares were outstanding, leaving 301,411 shares available for future grants.

     Under the terms of the 1997 Plan, full time salaried employees may be granted either nonqualified or incentive stock options, and directors of the Company may only be granted nonqualified options. Options may be granted at a price of not less than 100% of the fair market value of the stock on the date of grant. Options are exercisable in such increments, which need not be equal, as may be determined by the Board of Directors provided, however, that the options granted shall vest and become exercisable at a rate of at least 20% annually over five years from the date of grant. The optionee is not obligated to exercise any portion of an option granted under the 1997 Plan in the period that any portion becomes exercisable. Rather, the optionee's right to exercise such portion shall continue until the option expires. All options expire no later than ten years from the date of grant. Options are granted at the discretion of the Company's Board of Directors.

     The following table sets forth certain information regarding stock options granted by the Company to the Named Executive Officers during 2001:


                             OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants                              Potential Realizable
                                                                         Value At Assumed
                                                                      Annual Rates of Stock
                                                                     Price Appreciation for
                                                                           Option Term
---------------------------------------------------------------------  --------------------
                    Number of
                    Securities
                    Underlying    Percent of
                     Options    Total Options   Exercise   Expiration
Name                 Granted     Granted (1)      Price       Date        5%        10%
------------------  ----------  --------------  ---------  ----------  --------  ---------

Stephen W. Haley        20,000           10.7%  $    5.75     5/24/11  $69,000   $138,000
------------------  ----------  --------------  ---------  ----------  --------  ---------
Bernie Merry             4,000            2.1%  $    5.08     4/30/11  $12,192   $ 24,384
------------------  ----------  --------------  ---------  ----------  --------  ---------
Lynda Nahra              4,000            2.1%  $    5.08     4/30/11  $12,192   $ 24,384
------------------  ----------  --------------  ---------  ----------  --------  ---------
Lynda Pullon Radke       2,000            1.1%  $    5.08     4/30/11  $ 6,096   $ 12,192
------------------  ----------  --------------  ---------  ----------  --------  ---------

--------------------------------
     (1)  The  Company  issued options to purchase 186,228 shares of Common Stock in 2001.
The  Company  issued  no  SARs  in  2001.

     The following table sets forth certain information regarding stock options outstanding at December 31, 2001 for the Named Executive Officers.

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR-END OPTION VALUES

                                                          Number of
                                                          Securities           Value of
                                                          Underlying        Unexercised In-
                                                         Unexercised           The Money
                                                      Options at Fiscal    Options at Fiscal
                                                         Year-End (#         Year-End (1)
                    Shares Acquired                      exercisable/       ($exercisable/
Name                  on Exercise    Value Realized     unexercisable)      unexercisable)
------------------  ---------------  ---------------  ------------------  -------------------
Llewellyn W. Stone                -                -                   -                    -
------------------  ---------------  ---------------  ------------------  -------------------
Stephen W. Haley                  -                -            0/20,000  $          0/$5,000
------------------  ---------------  ---------------  ------------------  -------------------
Lynda Nahra                       -                -         7,900/7,600  $        525/$2,100
------------------  ---------------  ---------------  ------------------  -------------------
Bernie Merry                      -                -        10,100/8,400  $        4,048/$750
------------------  ---------------  ---------------  ------------------  -------------------
Bob Rothenberg                    -                -         1,800/7,200  $        375/$1,500
------------------  ---------------  ---------------  ------------------  -------------------
Cynthia Hooper                4,400  $        10,010            800/3200                    -
------------------  ---------------  ---------------  ------------------  -------------------
Lynda Pullon Radke           20,000  $        79,535                   -                    -
------------------  ---------------  ---------------  ------------------  -------------------

(1) Based on the closing price on the Nasdaq National Market at $6.00 per share on December

EMPLOYMENT  AND  OTHER  COMPENSATION  AGREEMENTS

     Mr. Stone served as Chief Executive Officer and President of the Company until September 1, 2001. On September 1, 2001, Mr. Haley assumed the position of President of the Company. Mr. Stone continued as Chief Executive Officer of the Company until December 31, 2001, at which time he entered into a twenty-six month contract to serve as a part-time employee and consultant for a monthly salary of $3,645.83.

     Mr. Stone is a party to an Executive Salary Continuation Agreement with the Company dated January 1, 1994. The purpose of the Executive Salary Continuation Agreement was to provide a special incentive to Mr. Stone for his continuing employment with Goleta on a long-term basis. The Executive Salary Continuation Agreement provides Mr. Stone with salary continuation benefits of up to $50,000 per year for 15 years after retirement. Normal retirement in the Executive Salary Continuation Agreement is age 61. In the event of death prior to retirement, Mr. Stone's beneficiary will receive the full salary continuation benefits. In the event of disability, wherein Mr. Stone does not continue employment with the Bank, Mr. Stone is entitled to a total yearly payment equal to $5,000 per year of service beginning with January 1, 1994, up to a total yearly payment of $50,000. If Mr. Stone terminates employment with the Bank for a reason other than death, disability, cause, or voluntary termination, prior to the normal retirement age, he will be entitled to salary continuation benefits calculated as set forth above for disability. If Mr. Stone's employment is terminated after a transfer of controlling ownership of the Company or a sale of the Company or Goleta, Mr. Stone will become fully vested as to the full amount of salary continuation benefits. Although Mr. Stone has reduced his duties to those of part-time employee and consultant, he continues to be an employee of the Company and is not currently receiving benefits under the Executive Salary Continuation Agreement.

     Mr. Haley receives an annual salary of $175,000 per year. He is also entitled to a moving allowance of $5,000 and a living allowance of $2,000 per month through June, 2002. Finally, if he is involuntarily terminated before May 21, 2003, he will be entitled to six months' salary.

     Ms. Nahra is entitled to one year's severance pay in the case of involuntary termination.

     The Board of Directors of the Company is currently negotiating an employment agreement with Mr. Haley, and the Board of Directors of Goleta is currently negotiating an employment agreement with Ms. Nahra.

PROFIT  SHARING  AND  401(K)  PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan after 3 months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component, and the Company may make contributions under the plan's profit sharing component, subject to certain limitations. The Company's contributions were determined by the Board of Directors and amounted to $176,782, $164,125 and $149,037, in 2001, 2000 and 1999 respectively.

STOCK  PERFORMANCE  GRAPH

     The following graph presents the cumulative, five-year total return for the Company's (and previously Goleta's) Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded on the Nasdaq National Market, and the SNL Securities Index of Banks over $500 million in total assets, which the Company believes is most representative of peer issuers. The graph assumes an initial investment of $100 in each of the Company's Common Stock, the securities underlying the Nasdaq Total Return Index and the securities underlying the SNL Index for Banks on December 31, 1996, and that all dividends were reinvested.


[GRAPHIC OMITTED]


                                                PERIOD ENDING
=====================================================================================
INDEX                      12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
=====================================================================================
Community West Bancshares    100.00    190.00    194.50    146.28     80.08    123.99
NASDAQ - Total US            100.00    122.48    172.70    320.88    193.00    153.13
SNL <$500M Bank Index        100.00    170.47    155.65    144.08    138.99    192.27

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with its banking subsidiary, Goleta, in the ordinary course of Goleta's businesses. Goleta expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of Goleta, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although Goleta does not have any limits on the aggregate amount they would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with their internal lending policies and statutory lending limits.

     In November 1999, the Company obtained a $3,600,000 loan from Mr. Peeples, a director of the Company, the proceeds of which were used to make a capital contribution to Goleta. Under the terms of the loan, interest accrued at the rate of 8.25%, with the principal and accrued interest due and payable May 1, 2001. On March 30, 2001 the loan from Mr. Peeples was repaid from the proceeds of a loan obtained by the Company from Union Bank of California, which was repaid in August 2001.

                             INDEPENDENT ACCOUNTANT

     The Company's independent accountant for the fiscal year ended December 31, 2001 is Arthur Andersen LLP ("Andersen"). The Company has not selected an independent accountant for the fiscal year ending December 31, 2002 because of uncertainty regarding the outcome of government proceedings that could affect the ability of Andersen to provide necessary audit services. The Company has elected to retain Andersen to review the unaudited interim financial statements to be provided with the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2002. Representatives of Andersen will be invited to attend the Meeting. The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

AUDIT  FEES

     During the fiscal year ended December 31, 2001, the aggregate fees billed by Andersen for the audit of the Company's consolidated financial statements for such fiscal year and for the review of the Company's interim financial statements were $208,695.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     During the fiscal year ended December 31, 2001, there were no fees billed by Andersen for information technology consulting services.

OTHER  FEES

     During the fiscal year ended December 31, 2001, the aggregate fees billed by Andersen for professional services other than audit and information technology consulting fees were $389,500, relating primarily to state and federal tax compliance and consulting and consultation with regard to the tax treatment of the proceeds of a legal settlement with the Company's former independent accountants.

     The Audit Committee of the Company reviewed and discussed with Andersen whether the rendering of the non-audit services provided by them to the Company during fiscal 2001 was compatible with their independence.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company's 2003 Annual Meeting of Shareholders must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 27, 2002. The proposals must also satisfy the conditions established by the Securities and Exchange Commission (the "SEC") for such proposals in order to be included in the Company's Proxy Statement for the 2003 Annual Meeting of Shareholders.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in regulations promulgated by the SEC thereunder), directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, directors and greater than ten percent beneficial owners complied with all filing requirements.

OTHER  MATTERS  WHICH  MAY  PROPERLY  COME  BEFORE  THE  MEETING

     In accordance with the rules of the SEC, the accompanying Proxy will confer on the proxy holders the authority to vote at their discretion on any matter concerning which the Company did not have notice on or before March 13, 2002.

     The Company's Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy card promptly. If you are then present at the Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the proxy card obtained from your recordholder to vote personally at the Meeting.

                                By  Order  of  the  Board  of  Directors,

                               COMMUNITY  WEST  BANCSHARES


                               Stephen  W.  Haley,
                               President  and  Chief  Operating  Officer

Dated:  April  26,  2002
Goleta,  California

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER

     The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling it oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

     In  meeting  its  responsibilities,  the  audit  committee  is expected to:

     1. Provide an open avenue of communication between the internal or external auditors, the independent accountant and the Board of Directors.

     2.   Review  and  update  the  committee's  charter  annually.

     3. Recommend an independent accountant to the board of directors, approve the compensation of the independent accountant and review and approve the discharge of the independent accountants.

     4. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing, or the external auditors.

     5. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

     6. Inquire of management, the director of the internal auditing or external auditor and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

     7. Consider, in consultation with the independent accountant and the director of internal auditing or the external auditor, the audit scope and plan of the internal auditors and the independent auditors.

     8. Consider with management and the independent accountant the rationale for employing a particular external audit firm.

     9. Review with the director of internal auditing or the external auditor and the independent accountant the coordination of audit effort to assure completeness of coverage, redundant efforts and the effective use of audit resources.

     10. Consider and review with the independent accountant and the director of internal auditing:

          (a) The adequacy of the company's internal controls including computerized information system controls and security.

          (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

     11. Review with management and the independent accountant at the completion of the annual examination:

          (a)  The  company's annual financial statements and related footnotes.

          (b) The independent accountant's audit of the financial statements and his or her report thereon.

          (c) Any significant changes required in the independent accountant's audit plan.

          (d) Any serious difficulties or disputes with management encountered during the course of the audit.

          (e) Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

     12 Consider and review with management and the director of internal auditing or the external auditor

          (a) Significant findings during the year and management's responses thereto.

          (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          (c)  Any  changes  required  in the planned scope of their audit plan.

          (d)  The  internal  auditing  department  budget  and  staffing.

          (e)  The  internal  auditing  department  charter.

          (f) Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

     13. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

                                      PROXY
                            COMMUNITY WEST BANCSHARES
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 23, 2002

     The undersigned shareholder of Community West Bancshares (the "Company") hereby nominates, constitutes and appoints Marcy Shewmon, the attorney, agent, and proxy of the undersigned with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 23, 2002, at 6:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:

     1.   ELECTION  OF  DIRECTORS.  Authority  to  elect Eight (8) persons named
          -----------------------
          below and in the Proxy Statement dated April 26, 2002, accompanying the Notice of said Meeting, to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:


           Michael  A.  Alexander     John  D.  Illgen

           Robert  H.  Bartlein       Lynda  Nahra

           Jean  W.  Blois            William  R.  Peeples

           Stephen  W.  Haley         James  R.  Sims,  Jr.


           AUTHORITY  GIVEN   [  ]              AUTHORITY  WITHHELD  [  ]
          (except  as  marked to                (as to all nominees
           the contrary below)                      listed above)

          If You Wish to Withhold Authority To Vote For Some But Not All Of the Nominees Named Above, You Should Check The Box Named "Authority Given" And You Should Enter The Name(s) Of The Nominee(s) With Respect To Whom You Wish To Withhold Authority To Vote In The Space Provided
          Below:

          ----------------------------------------------------------------------

     2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


                      PLEASE SIGN AND DATE THE OTHER SIDE

                           PLEASE SIGN AND DATE BELOW


     THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL
1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.


                                                  Dated:             ,2002
                  --------------------------             ------------
                  (Number  of  Shares)

                  --------------------------    ----------------------------
                  (Please  Print  Your  Name    (Signature  of  Shareholder)

                  --------------------------    ----------------------------
                  (Please  Print  Your  Name    (Signature  of  Shareholder)


          (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

          I  do  [  ]     do  not  [  ]     expect  to  attend  the  Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.